INVESTOR UPDATE AUGUST 2024

FORWARD LOOKING STATEMENTS This investor update and our comments during the investor conference call contain “forward-looking statements” which are made in good faith by Pathward Financial, Inc.TM (the “Company”) pursuant to the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. You can identify forward-looking statements by words such as “may,” “hope,” “will,” “should,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “predict,” “potential,” “continue,” “could,” “future,” “target,” or the negative of those terms, or other words of similar meaning or similar expressions. You should carefully read statements that contain these words because they discuss our future expectations or state other “forward-looking” information. These forward-looking statements are based on information currently available to us and assumptions about future events, and include statements with respect to the Company’s beliefs, expectations, estimates, and intentions, which are subject to significant risks and uncertainties, and are subject to change based on various factors, some of which are beyond the Company’s control. Such risks, uncertainties and other factors may cause our actual growth, results of operations, financial condition, cash flows, performance and business prospects and opportunities to differ materially from those expressed in, or implied by, these forward-looking statements. Such statements include, without limitation, the statements on the slides entitled “Strategy Is To Be A Trusted Platform That Enables Our Partners to Thrive” and “Financial Impact of Sale of Commercial Insurance Premium Finance,” that address expectations concerning the estimated closing cash purchase price of the transaction, expected timetable for completing the transaction, the impact of the transaction on net income and earnings per diluted share, the deployment of proceeds to higher risk-adjusted return assets, and other benefits of the transaction to the Company. The following factors, among others, could cause the Company's financial performance and results of operations to differ materially from the expectations, estimates, and intentions expressed in such forward-looking statements: whether the transaction will be completed in a timely manner or at all; the conditions precedent to completion of the transaction, including the ability to secure third-party consents in a timely manner or at all or on expected terms; risks of unexpected costs, liabilities or delay; and the other factors described under the caption “Risk Factors” and in other sections of the Company’s Annual Report on Form 10-K for the Company's fiscal year ended September 30, 2023 and in other filings made by the Company with the Securities and Exchange Commission (“SEC”). The foregoing list of factors is not exclusive. We caution you not to place undue reliance on these forward-looking statements. The forward-looking statements included herein speak only as of the date of this investor update. Except as required by law, the Company expressly disclaims any intent or obligation to update, revise or clarify any forward-looking statements, whether written or oral, that may be made from time to time by or on behalf of the Company or its subsidiaries, whether as a result of new information, changed circumstances or future events or for any other reason. Investor Update2

STRATEGY IS TO BE TRUSTED PLATFORM THAT ENABLES OUR PARTNERS TO THRIVE Investor Update3 Q3 FY 2024 COMMUNICATED STRATEGY ✓ With limited balance sheet space, Pathward is focused on loans and leases that optimize revenue ✓ Allows team to concentrate where we believe we have a competitive advantage with collateral-focused underwriting and management ✓ Transaction accelerates rotation to what we believe are higher yielding assets by releasing capital and deposits that the Company can redeploy over time ALIGNMENT WITH STRATEGY

Investor Update4 We expect the transaction to be increasingly accretive in future years as Company redeploys into higher risk-adjusted return assets Excluding any gains, we expect the impact on FY 2024 Net Income and EPS to be neutral We expect the transaction to close by the end of fiscal year 2024 and will update fiscal 2025 guidance at that time FINANCIAL IMPACT OF SALE OF COMMERCIAL INSURANCE PREMIUM FINANCE Estimated pre-tax gain of approximately $17 million

Q&A Investor Update5